Exhibit 99.3

BUSINESS BRIEF 3/25/2022 © LORDSTOWN

This presentation includes forward looking statements. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “feel,” “expects,” “estimates,” “projects,” “intends,” “should,” “is to be,” or the negative of such terms, or other comparable terminology. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein due to many factors, including, but not limited to: the need to raise substantial additional capital well in advance of our target of third quarter of 2022 for the start of commercial production and sale of our vehicles, to continue ongoing operations, and remain a going concern, and our ability to raise such funding on a reasonable timeline and with suitable terms; the cost and other impacts of litigation, regulatory proceedings, investigations, claims and/or adverse publicity, which may have a material adverse effect, whether or not successful or valid, on our business prospects and ability to obtain financing; our limited operating history and our ability to execute our business plan, including through any relationship with Foxconn; our ability to raise sufficient capital in the future in order to invest in the tooling to eventually lower the bill of materials for, and make continued design enhancements to, the Endurance and any future vehicles we may develop; the rollout of our business and the timing of expected business milestones, including our ability to complete the engineering of the Endurance, and conversion and retooling of the Lordstown facility, to establish and maintain appropriate supplier relationships, to successfully complete testing, homologation and certification, and to start production of the Endurance in accordance with our projected timeline; supply chain disruptions, inflation and the potential inability to source essential components and raw materials, including on a timely basis or at acceptable cost, and their consequences on testing, production, sales and other activities; our ability to obtain binding purchase orders and build customer relationships; our ability to deliver on the expectations of customers with respect to the pricing, performance, quality, reliability, safety and efficiency of the Endurance and to provide the levels of service and support that they will require; our ability to conduct business using a direct sales model, rather than through a dealer network used by most other OEMs; the effects of competition on our ability to market and sell vehicles; our inability to retain key personnel and to hire additional personnel; the ability to protect our intellectual property rights; the failure to obtain required regulatory approvals; changes in laws, regulatory requirements, governmental incentives and fuel and energy prices; the impact of health epidemics, including the COVID-19 pandemic, on our business; cybersecurity threats and compliance with privacy and data protection laws; failure to timely implement and maintain adequate financial, information technology and management processes and controls and procedures; and the possibility that we may be adversely affected by other economic, geopolitical, business and/or competitive factors. The transactions contemplated with Foxconn under the asset purchase agreement are subject to closing conditions, including further negotiation and execution of the contract manufacturing agreement and regulatory approvals, and may not be consummated. In addition, no assurances can be given that LMC and Foxconn will enter into a joint product development or similar agreement, with an appropriate funding structure, or as to the terms of any such agreement. Our inability to reach such agreements with an appropriate funding structure would likely have a material adverse effect on our ability to execute our operating plan, our financial condition and our business prospects. Further information on potential factors that could affect the financial results of the Company and its forward-looking statements is included in its most recent Form 10-K and subsequent filings with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement. Any forward-looking statements speak only as of the date on which they are made, and Lordstown Motors undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this presentation. Forward Looking Statements Investor Deck

President Lordstown Motors Corp. Edward T. Hightower 03 00 00 00 00

We are Lordstown Motor Corporation, an electric vehicle company focused on commercial solutions. Everything we do is with workers in mind. Our goal is to accelerate EV adoption through products, production and partnerships. HELLO 02 00 00 00 00

04 Market Trends 02 Product 03 Capabilities 01 About Us Table of Contents 00 00 00 00 03

Lordstown Motors has transformed its team and culture to bring the Endurance to market and accelerate the transition to electric vehicles About Us 01 01 00 00 00 06

1 H 2022 01 00 00 00 07 Since 2021, Lordstown Motors has taken transformative steps to build the team, strategy, culture, and capabilities to succeed in the commercial fleet BEV market CMA: contract manufacturing agreement JPDA: joint product development agreement Source: Lordstown Motors Corp.

08 00 00 00 03 Lordstown Motors’ partnership with Foxconn would support the EV ambitions of both companies, creating synergies in vehicle development, sourcing, and manufacturing Manufacturing Vehicle development • Foxconn is the largest contract manufacturer of electronics in the world, partnering with major players like Apple, Sony, Google and Microsoft • As Lordstown Motors looks to lower its bill of material (BOM) costs, the Foxconn partnership would play a key role in identifying low-cost providers from their supply network • Forward looking, the economies of scale presented by the MIH platform would allow Lordstown Motors to focus on consumer-facing vehicle design and attributes, while leveraging the benefits of a common and flexible vehicle architecture • Partnership would establish Foxconn as a North American EV contract manufacturer, and brings scale to fill the Lordstown, OH assembly plant with EV brands like Fisker and others • This agreement provides Lordstown Motors the opportunity to evolve from an OEM with high fixed assets, into an asset- light engineering, innovation, and technology company • Foxconn’s modular MIH or Mobility-in- Harmony platform reduces development costs, lead times, and resource requirements • The MIH open hardware and software platform aspires to be, the Android of BEVs, “available to all partners and third- party developers to develop functional attributes/systems that support growth of the EV market.” Global sourcing Source: Lordstown Motors Corp.

Chief Executive Officer Dan Ninivaggi President Edward T. Hightower Executive VP and Chief Financial Officer Adam Kroll Executive VP and Chief Commercial Officer Jane Ritson-Parsons 01 00 00 00 09 Executive VP, General Counsel & Secretary Melissa Leonard Source: Lordstown Motors Corp. Click to view LinkedIn Profile | Our new senior leadership team is in place

01 00 00 00 10 Source: Lordstown Motors Corp. Principles Endure We are building a strong company culture to move us forward. INTEGRITY We operate with transparency and do what we say. DISCIPLINE We utilize systems, processes, and metrics to meet our objectives. COLLABORATION We form great partnerships to succeed..

Fleet-first products, capital-light production and flexible partnerships Start production of the Endurance pickup truck in the third quarter of 2022 Our Strategy Immediate Focus 01 00 00 00 We are an engineering technology company focused on the fundamentals of what it takes to build an all-electric truck made for work. We are executing our mission with a clear strategy and focus Accelerate EV Adoption Our Mission 11

The Endurance is a fleet-first product with high durability, maneuverability, connectivity and bespoke design for fleets to get work done Our Product 02 00 00 00 12 02

The Endurance The Endurance is a fleet-first vehicle that provides customers with the Durability, Maneuverability, Connectivity, and Design needed to get the job done 13 00 00 00 02 Durability 1 Maneuverability The Endurance’s four hub motors and low center of gravity provide superior handling and maneuverability 2 Design Lordstown Motors offers advanced fleet management solutions, cybersecurity and connected vehicle features 3 Connectivity Fleet-first vehicle design makes Endurance a bespoke tool for work 4 The Endurance’s BEV propulsion system delivers enhanced reliability and durability enabling a lower total cost of ownership Source: Lordstown Motors Corp.

The four hub motors in the Endurance and low center of gravity provide a unique point of difference with superior handling, traction control, torque and turning radius • Four independent motors operating in conjunction modernize how power is delivered • True 4WD for greater traction and handling • Exceptional 4,800 lb.-ft. torque and projected 550 HP • Tight turning circle • All the energy goes directly into wheels for immediate movement and high motor efficiency • Fewer parts reduces maintenance costs and unscheduled vehicle downtime 00 00 00 02 14

Fleet-first vehicle design makes Endurance a tailor-made tool for work

ALL ELECTRIC
ENDURANCE

8,000 lbs Towing Capacity | **1,200 lbs** Payload Capacity



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Source: Lordstown Motors Corp.

1. **Battery**: 109 kWh, Lithium-Ion, liquid cooling for better performance & longer life
2. **Charging**: SAE J1772 Connector (L1 & L2), CCS Type 1 Connector (DC Fast Charge)

   Endurance DCFC up to 150kW
3. **Front Trunk Storage**: 9.6 cubic feet front trunk storage with a 400W (120V, 3.3A) auxiliary outlet, lighting
4. **Cargo**: The cargo bed. is 5ft 8in with a 400W (120V, 3.3A) auxiliary outlet to power your equipment. Also fitted with rear bed camera, tiedown hooks, and tailgate locks.
5. **Spare Tire**: Full-sized spare tire and tools are included under the chassis to get you back to work as fast as possible.

02 00 00 00 15

Fleet Management Solutions Cybersecurity protection 16 00 00 00 02 Endurance will offer advanced fleet management solutions, cybersecurity, and connected vehicle features LMC Cloud Integrated software, telematics and fleet management solutions with expansive vehicle operation data catalog Vehicle Zone Domain Zone Controller Zone Endurance offers robust multi- layered cybersecurity .. Asymmetric authentication .. Symmetric authentication .. Encrypted ciphertext shared secret .. CRC hash encryption Planned connected vehicle features • Fleet dashboard with live vehicle tracking • Speed information • State of charge info • Odometer • Charge locations • Charge location availability • Vehicle Diagnostics • Telltale alerts • Event notifications • Alarm notifications • User Management • Remote preconditioning • Software Updates • Remote door lock/unlock • Remote horn/flashlights • Charging history • Trip history • Geofence alerts • Reserve a charge location • Integrated payment • Trip planner • Config management • Charge scheduling app • Keyless entry • Customized diagnostic event • Video streaming • Vehicle prognostics • Battery health • Limp mode • AI analytics Source: Lordstown Motors Corp.

Lordstown Motors’ proposed joint product development agreement (JPDA) with Foxconn would bolster our ability to meet the BEV needs of our commercial fleet customers. Our Capabilities 03 00 00 00 17 03

Foxconn and Lordstown Motors together through a proposed JPDA would have the capabilities to deliver EV programs for multiple OEMs from concept through launch

Strategy, Planning and Program Management	Design	Engineering	Sourcing	Manufacturing

- Portfolio planning
- Voice of the customer (VOC) research
- Product planning and strategy
- Market segment specifications
- Vehicle development process (VDP)
- Program timing
- Target setting
- Program milestone and deliverables
- Business case
- Launch management
	- Creative design / theme development
	- Modeling and rendering
	- Packaging
	- Studio Engineering
		- Vehicle components and subsystems design and release
		  - Propulsion, Chassis, Thermal Interior & Safety, Exterior, Body, Electrical, Software, Information, Entertainment
		- Vehicle engineering and integration
		  - Vehicle technical specifications and target setting, Competitor benchmarking, Vehicle performance, Homologation and certification, Analysis- CAE, Safety
		- Vehicle Builds
		  - Mules, Seating bucks, Confirmation prototypes, Pre-production vehicles
		- Testing
		  - Components, Vehicle level, Safety, Proving grounds, Software
			- Strategic sourcing
			- Full-service vs. build to print
			- Statements of requirements (SOR)
			- Statements of work (SOW)
			- Design competitions
			- Market tests
			- Sourcing work planning and scheduling
			- Make vs. buy studies
			- Commodity buying
				- Advanced Manufacturing Engineering
				- Manufacturing Business Planning
				- New model launch management
				- Contract manufacturing

Quality	Target setting, Supplier quality assurance, Production quality management, Warranty cost management
Finance	Variable costs - BOM costs, material, labor, logistics, burden/overhead, warranty Investment - plant facilities, tooling, launch, engineering expense Targets and metrics - Net income, NPV, IRR, ROIC
IT	Product Lifecycle Management / BOM cost management / PD software licenses

Source: Lordstown Motors Corp.

02 00 00 00 18

19 00 00 00 02 Lordstown Motors’ cross-functional organization can engineer and deliver EV programs for multiple OEMs, along with vehicle sub-systems and components Chief Engineer & Vehicle Line Director Vehicle Subsystems Propulsion Chassis Thermal Interior Exterior Body Electrical Software / Infotainment / Cyber Security Safety Virtual Engineering / CAE Vehicle Integration Homologation / Certification Design Program Management Purchasing Advanced Manufacturing Quality Marketing / Voice of the Customer Finance Foxconn – Lordstown proposed Joint Product Development Agreement (JPDA) would allow sharing of expertise and resources across organizations, globally Each vehicle program will leverage these cross-functional resources Lordstown Motors also seeks to engineer and develop vehicle subsystems and components for the MIH platform

20 00 00 00 02 As an example, Lordstown Motors also has the capabilities to develop the electrical architecture for other OEM users of the MIH platform Proposed EE architecture could be zonal, with a domain controller through the vehicle platform system (VPS), and include the integration of sensors and actuators Chassis Power train HV Safety Infotainment Body Power train LV ADAS VPS Connectivity RemoteKey 5G

Lordstown Motors anticipates opportunities for our commercial fleet customers in developing software defined vehicles; along with localization opportunities for our supplier partners. Market Trends 04 00 00 00 21 04

22 00 00 00 04 As discussed in the earlier session, Lordstown Motors expects continued growth in the BEV commercial fleet pick-up and van segments. Creating opportunities for MIH and Endurance platforms. 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 Millions of Units Tesla Cybertruck Ford F-150 Lightning P800 Chevy Silverado EV BT1CC Chevy Silverado EV BT2XFC Ford F-150 Lightning P702 Chevy Colorado 31XC2 (2) 0 50 100 150 200 250 300 350 400 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 Rivian RPV MB Sprinter VS30-2 GMC Full- Size Van EV BV1VG Ford Transit V801 Ford Transit V363 Chevy Full- Size Van EV BV1VC BrightDrop EV600 BV1HX BrightDrop EV600 BV1HX-2 BrightDrop EV410 BV1HX Arrival Van P4 Arrival Van P4-2 Source: 2021 IHS Markit, Class 1-3 Commercial Vehicles, Lordstown Motors Competitive Analysis Production Forecast – BE Vans Production Forecast – BE Pickup Trucks

23 00 00 00 04 Along with vehicles, growth in connectivity demands creating opportunities for software defined vehicles Source: SBD, Automotive World 9/2021

24 00 00 00 04 ADAS and autonomy features will also be expected by our commercial fleet customers, creating opportunities for MIH ADAS suppliers Source: Society of Automotive Engineers Autonomy Investments • Level 1-2 ADAS technology expected in LCV segment. • Opportunity for MIH suppliers for light commercial vehicles • L3 and L4 autonomy in commercial vehicle segment expected to grow 17% and 50%, respectively, led by Tesla, Renault-Nissan-Mitsubishi, and GM

25 00 00 00 04 Both Foxconn and Lordstown Motors support supply chain localization in Ohio and the region. In addition to local job creation, localization can reduce total enterprise and logistics variable costs, tariffs, and supply chain risk. • Propulsion • Chassis • Thermal • Interior • Safety • Exterior • Body • Electrical • Electronics / Infotainment Key vehicle subsystem supplier localization opportunities

© 2022 LORDSTOWN MOTORS CORPORATION Thank you! INVESTOR RELATIONS carter.driscoll@lordstownmotors.com MEDIA INQUIRIES crobar@robarpr.com | 313.207.5960 #RIDEWITHLORDSTOWN BUSINESS BRIEF 3.25.2022